UNITED STATES
   SECURITIES AND EXCHANGE  COMMISSION
            Washington, D.C.  20549


                 FORM 8-K/A


                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



                      June 17, 2003
                       Date of Report
                      (Date of earliest event reported)


         THE COMMERCE GROUP, INC.
        (Exact name of registrant as specified in its charter)

   Massachusetts                         04-2599931
    (State or other                                 (IRS Employer
     jurisdiction                                  Identification
    of Incorporation)                                  No.)


211 Main Street  Webster, Massachusetts      01570
 (Address of principal executive offices)             (Zip Code)


                 (508) 943-9000
         (Registrant's telephone number, including area code)



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       The Commerce Group, Inc.

Item 4.  Changes in REGISTRANT'S CERTIFYING ACCOUNTANT

      Pursuant to a vote adopted on May 16, 2003, the Board of Directors of The Commerce Group, Inc. (the
"Registrant") authorized the Audit Committee of the Board of Directors (the "Audit Committee") to appoint, compensate, retain or terminate, and oversee the work of the Registrant's Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Registrant.

(a)   At its meeting on June 16, 2003, the Audit
Committee approved the engagement of the accounting firm of PricewaterhouseCoopers LLP as independent accountants for the Registrant for the fiscal year ending December 31, 2003, subject to the execution of a satisfactory engagement letter between the Registrant and PricewaterhouseCoopers LLP. On June 30, 2003, the
Audit Committee of the Registrant executed an engagement letter with PricewaterhouseCoopers LLP, engaging them as independent accountants of the Registrant for the fiscal year ending December 31, 2003.

  The Audit Committee dismissed Ernst & Young LLP effective June 17, 2003.

 (b)   The reports of Ernst & Young LLP on the
financial statements for the fiscal years ended
December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

 (c)   During the two most recent fiscal years ended
December 31, 2002, and through the subsequent period ending June 17, 2003, there has been no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Ernst & Young LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in its report.

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          The Commerce Group, Inc.


 (d) The Registrant has provided Ernst & Young LLP with a copy of the foregoing disclosure and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange
Commission (the "SEC") stating whether it agrees with the above statements. A copy of the letter from Ernst
& Young LLP to the SEC dated July 3, 2003, is filed as
Exhibit 16.1 to this Form 8-K/A.


(e) Neither the Registrant nor anyone engaged on its behalf has consulted with PricewaterhouseCoopers LLP during the Registrants' two most recently completed fiscal years or during the subsequent interim period from January 1, 2003, through June 17, 2003, with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or
(ii) any other matters or reportable events as set forth in items 304(a)(2)(i) and (ii) of Regulation S-K.

















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     The Commerce Group, Inc.

Item 7.  Financial Statements and Exhibits

 (c)   Exhibits


      16.1  Letter from Ernst & Young LLP to the
Securities and Exchange Commission dated July 3, 2003.





                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




July 3, 2003


                        THE COMMERCE GROUP, INC.









                                          Gerald Fels
                                   Executive Vice President &
                                     Chief Financial Officer








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                         EXHIBIT 16.1




July 3, 2003





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC   20549



Gentlemen:



We have read Item 4 of Form 8-K/A dated July 3, 2003, of The Commerce Group, Inc. and are in agreement with the last sentence of paragraph (a) and the statements in paragraphs (b) and (c) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                       /s/ Ernst & Young LLP


























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